                                                                    EXHIBIT 10.9


                           KING PHARMACEUTICALS, INC.

                                 INCENTIVE PLAN

                  LONG-TERM PERFORMANCE UNIT AWARD CERTIFICATE
                         (THREE YEAR PERFORMANCE CYCLE)

     This Certificate, when executed by a duly authorized officer of King Pharmaceuticals, Inc. (the "Company") and by Participant, evidences the grant by the Company to the Participant named below of a Long-Term Performance Unit Award.

1.  Name and Address of Participant:
                                        --------------------------------------------

                                        --------------------------------------------

                                        --------------------------------------------

2.  Date of Grant:
                                        --------------------------------------------

3.  Type of Grant:                      Long-Term Performance Unit Award


4.  Target Number of
    Long-Term Performance Units:
                                        --------------------------------------------

5.  Performance Cycle:                  The Performance Cycle shall being on January
                                        1, 2006 and end on December 31, 2008.

6.  Vesting Date:                       December 31, 2008, except as otherwise set
                                        forth in the Long-Term Performance Unit
                                        Award Agreement.

7.  Date of Payment:                    March 15, 2009, except as otherwise set forth in
                                        the Long-Term Performance Unit Award Agreement.

8.  Performance Goals: The number of Long-Term Performance Units earned by the
Participant shall be determined in accordance with the following grid. If the actual performance results fall between two of the categories listed below, straight-line interpolation will be used to determine the amount earned. Total
Shareholder Return shall be calculated in the manner set forth in Exhibit 1 hereto and compared to the peer group identified in Exhibit 1.

--------------------------------------------------------------------------------


       KING PHARMACEUTICALS, INC. PERCENTILE IN
TOTAL SHAREHOLDER RETURN VS. COMPANIES INCLUDED IN THE DOW          PAYOUT--PERCENT OF TARGET
          JONES U.S. PHARMACEUTICALS INDEX                             LONG-TERM PERFORMANCE
            DURING THE PERFORMANCE CYCLE                                   UNITS GRANTED

                  70th percentile +                                             200%
---------------------------------------------------------------------------------------------
                  70th percentile                                               200%
---------------------------------------------------------------------------------------------
                  50th percentile                                               100%
---------------------------------------------------------------------------------------------
                  30th percentile                                                50%
---------------------------------------------------------------------------------------------
                 <30th percentile                                          0% (no payout)
---------------------------------------------------------------------------------------------

     This Long-Term Performance Unit Award is subject to and governed by the terms of this Long-Term Performance Unit Award Certificate, the Long-Term Performance Unit Award Agreement attached hereto and incorporated by reference herein and the Company's Incentive Plan.

                                      KING PHARMACEUTICALS, INC.


                                      By:
                                          ------------------------------------
                                          Name:
                                                ------------------------------
                                          Title:
                                                ------------------------------



                                      PARTICIPANT


                                      ----------------------------------------


This Long-Term Performance Unit Award Certificate may be executed in more than one counterpart, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument. Facsimile or photographic copies of originally signed copies of this Long-Term Performance Unit Award Certificate will be deemed to be originals.









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

                                                                    EXHIBIT 10.9


                   LONG-TERM PERFORMANCE UNIT AWARD AGREEMENT
                         (THREE YEAR PERFORMANCE CYCLE)
                   PURSUANT TO THE KING PHARMACEUTICALS, INC.
                                 INCENTIVE PLAN


     This Long-Term Performance Unit Award Agreement (the "Agreement") is made as of the date set forth on the Long-Term Performance Unit Award Certificate attached hereto (the "Grant Date") by King Pharmaceuticals, Inc. (the "Company") and the individual identified on the Long-Term Performance Unit Award Certificate (the "Participant") to grant a Long-Term Performance Unit Award by the Company to the Participant on the terms and conditions set forth below:

     1. LONG-TERM PERFORMANCE UNIT AWARD.

     As of the Grant Date, subject to the terms, conditions and restrictions set forth herein, the Company grants and issues to the Participant a Long-Term Performance Unit Award for such number of Long-Term Performance Units as indicated on the Long-Term Performance Unit Award Certificate (the "Long-Term Performance Units") which may be earned during the Performance Cycle as indicated on the Long-Term Performance Unit Award Certificate if the Performance Goals set forth on the Long-Term Performance Unit Award Certificate are met.

     2. GOVERNING PLAN.

     The Long-Term Performance Unit Award shall be granted pursuant to and (except as specifically set forth herein) subject in all respects to the applicable provisions of the King Pharmaceuticals, Inc. Incentive Plan ("Plan"), which are incorporated herein by reference. Terms not otherwise defined in this Agreement have the meanings ascribed to them in the Plan.

     3. CALCULATION OF EARNED LONG-TERM PERFORMANCE UNITS.

     The Committee, in its sole discretion, will determine the number of Long-Term Performance Units earned by the Participant at the end of the Performance Cycle based on the attainment of the Performance Goals as set forth on the Long-Term Performance Unit Award Certificate. The number of shares of Common Stock ultimately earned and paid, if any, for such Long-Term Performance Units will be determined based on the number of Long-Term Performance Units actually earned and vested at the end of the Performance Cycle as set forth in
Section 4 below, with one share of Common Stock granted to the Participant for every earned and vested Long-Term Performance Unit.

     4. VESTING OF LONG-TERM PERFORMANCE UNITS.

     Long-Term Performance Units earned will vest as set forth below:

          (a) Provided the Participant has continued employment through the end of the Performance Cycle, one hundred percent (100%) of the earned Long-Term Performance Units will vest on the last day of the Performance Cycle as set forth in the Long-Term Performance Unit Award Certificate; or

          (b) In the event of the Participant's Separation from Service by reason of death, Disability, Approved Retirement, Cause, resignation or any other reason during the Performance Cycle, the vesting, forfeiture and payment of Long-Term Performance Units shall be determined according to Section 9.2 and
Section 13.5 of the Plan, which requires that all payments comply with Section 409A of the Code.

     5. FORM AND TIMING OF PAYMENT.

     All payments of vested Long-Term Performance Units pursuant to this Agreement will be made in the form of shares of Common Stock. Except as otherwise provided in this Agreement, payment will be made by the Date of Payment set forth in the Long-Term Performance Unit Award Certificate; provided, however, if, the Participant is a "specified employee" (as defined under Section 409A of the Code) then such payment, if required by Section 409A of the Code, will be made six months after the date of such Separation from Service.

     6. VOTING AND DIVIDEND RIGHTS.

     Except as specifically set forth in this Agreement, the Participant shall not have voting or any other rights as a shareholder of the Company with respect to Long-Term Performance Units. The Participant will obtain full voting and other rights as a shareholder of the Company upon the payment of the Long-Term Performance Units in shares of Common Stock as provided in Section 5 above.

     7. ADDITIONAL AGREEMENTS.

          (a) Tax Matters. The Long-Term Performance Units granted are subject to appropriate income tax withholding and other deductions required by applicable laws or regulations, and Participant and his successors will be responsible for all income and other taxes payable as a result of a payout under the Long-Term Performance Units or otherwise in connection with this Agreement. The Company will have the power and the right to deduct or withhold, or require the Participant or the Participant's beneficiary to remit to the Company, the minimum necessary amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Agreement. The Company is not required to provide any gross-up or other tax assistance. With respect to withholding required upon any taxable event arising as a result of the Long-Term Performance Units granted hereunder, the Company, unless notified otherwise by the Participant in writing within thirty (30) days prior to the taxable event, will satisfy the tax withholding requirement by withholding shares of Common Stock having a Fair Market Value, equal to the total minimum statutory tax required to be withheld on the transaction. The Participant agrees to pay to the Company and/or its Subsidiaries any amount of tax that the Company, its and/or its Subsidiaries may be required to withhold as a result of the Participant's participation in the Plan that cannot be satisfied by the means previously described.

          (b) Independent Advice; No Representations. Participant acknowledges that (i) (s)he was free to use professional advisors of her/his choice in connection with this Agreement, has received advice from her/his professional advisors in connection with this Agreement, understands its meaning and import, and is entering into this Agreement freely and without coercion or duress; and (ii) (s)he has not received and is not relying upon any advice, representations or assurances made by or on behalf of the Company or any Company affiliate or any employee of or counsel to the Company regarding any tax or other effects or implications of the Long-Term Performance Units or other matters contemplated by this Agreement.

          (c) Value of Long-Term Performance Units. No representations or promises are made to Participant regarding the value of the Long-Term Performance Units or Company's business prospects. Participant acknowledges that information about investment in Company stock, including financial information and related risks, is contained in Company's SEC reports which have been made available for Participant's review at any time before Participant's acceptance of this Agreement. Further, Participant understands that the Company does not provide tax or investment advice and acknowledges Company's recommendation that Participant consult with independent specialists regarding such matters. Sale or other transfer of the Company stock may be limited by and subject to Company policies as well as applicable securities laws and regulations.

          (d) Adjustment in Capitalization. In the event of an Adjustment Event that is a merger, consolidation, reorganization, liquidation, dissolution or other similar transaction, then the Award pursuant to Section 1 of this Agreement shall be deemed to pertain to the securities and other property, including cash, to which a holder of the number of Long-Term Performance Units would have been entitled to receive in connection with such Adjustment Event.

          (e) Change of Control. Upon a Change of Control, vesting, forfeiture and payment shall occur with respect to the Long Term Performance Units in accordance with Article 11 of the Plan.

          (f) No Right to Continued Employment. This Agreement does not confer upon Participant any right to continue as an employee of the Company or its subsidiary or to any particular employment tenure, nor does it limit in any way the right of Company or its subsidiary to terminate Participant's services to the Company or its subsidiary at any time, with or without cause.

          (g) Nontransferability. Long-Term Performance Units awarded pursuant to this Agreement may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated (a "Transfer") other than by will or by the laws of descent and distribution, except as provided in the Plan. If any Transfer, whether voluntary or involuntary, of Long-Term Performance Units is made, or if any attachment, execution, garnishment, or lien will be issued against or placed upon the Long-Term Performance Units, the Participant's right to such Long-Term Performance Units will be immediately forfeited to the Company, and this Agreement will lapse.

     8. GENERAL.

          (a) Successors and Assigns. This Agreement is personal in its nature and Participant may not assign or transfer his/her rights under this Agreement.

          (b) Notices. Any notices, demands or other communications required or desired to be given by any party shall be in writing and shall be validly given to another party if served either personally or if deposited in the United States mail, certified or registered, postage prepaid, return receipt requested. If such notice, demand or other communication shall be served personally, service shall be conclusively deemed made at the time of such personal service. If such notice, demand or other communication is given by mail, such notice shall be conclusively deemed given forty-eight (48) hours after the deposit thereof in the United States mail addressed to the party to whom such notice, demand or other communication is to be given as hereinafter set forth:



     To the Company:                      King Pharmaceuticals, Inc.
                                          501 Fifth Street
                                          Bristol, TN 37620
                                          Attention:  _________________________

     To Participant: At his/her address of record as maintained in the Company's files.

Any party may change its address for the purpose of receiving notices, demands and other communications by providing written notice to the other party in the manner described in this paragraph.

          (c) Entire Agreement. Except as this Agreement may expressly provide otherwise, this Agreement, the Long-Term Performance Unit Award Certificate and the Plan constitute the entire agreement and understanding of the Company and Participant with respect to the subject matter hereof and thereof, and supersede all prior written or verbal agreements and understandings between Participant and the Company relating to such subject matter. This Agreement may only be amended by written instrument signed by Participant and an authorized officer of the Company.

          (d) Governing Law; Severability. This Agreement will be construed and interpreted under the laws of the State of Tennessee applicable to agreements executed and to be wholly performed within the State of Tennessee. If any provision of this Agreement as applied to any party or to any circumstance is adjudged by a court of competent jurisdiction to be void or unenforceable for any reason, the invalidity of that provision shall in no way affect (to the maximum extent permissible by law) the application of such provision under circumstances different from those adjudicated by the court, the application of any other provision of this Agreement, or the enforceability or invalidity of this Agreement as a whole. If any provision of this Agreement becomes or is deemed invalid, illegal or unenforceable in any jurisdiction by reason of the scope, extent or duration of its coverage, then such provision shall be deemed amended to the extent necessary to conform to applicable law so as to be valid and enforceable or, if such provision cannot be so amended without materially altering the intention of the parties, then such provision will be stricken and the remainder of this Agreement shall continue in full force and effect.

          (e) Remedies. All rights and remedies provided pursuant to this Agreement or by law shall be cumulative, and no such right or remedy shall be exclusive of any other. A party may pursue any one or more rights or remedies hereunder or may seek damages or specific performance in the event of another party's breach hereunder or may pursue any other remedy by law or equity, whether or not stated in this Agreement.

          (f) Interpretation. Headings herein are for convenience of reference only, do not constitute a part of this Agreement, and will not affect the meaning or interpretation of this Agreement. References herein to Sections are references to the referenced Section hereof, unless otherwise specified.

          (g) Waivers; Amendments. The waiver by either party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any later breach of that provision. This Agreement may be modified only by written agreement signed by Participant and the Company.


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